UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 27, 2004

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

01-14010 (Commission File Number)	13-3668640 (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts (Address of Principal Executive Offices)	01757 (Zip Code)

(508) 478-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma and Non-GAAP Financial Information and Exhibit
Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURES
Press Release Dated 7/27/2004

Item 7.   Financial Statements, Pro Forma and Non-GAAP Financial Information and Exhibit

(c) Exhibit

Exhibit 99.1 Waters Corporation press release dated July 27, 2004 for the quarter ended July 3, 2004.

Item 12.   Disclosure of Results of Operations and Financial Condition

On July 27, 2004, Waters Corporation announced its results of operations for the quarter ended July 3, 2004. A copy of the related press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION
Dated: July 27, 2004	By:	/s/ John Ornell
		Name:	John Ornell
		Title:	Senior Vice President, Finance and Administration and Chief Financial Officer